Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Yacktman Focused Fund

AMG Yacktman Fund

AMG Yacktman Special Opportunities Fund

Supplement dated September 2, 2016 to the

Prospectus and Statement of Additional Information, dated May 1, 2016, as supplemented July 28, 2016

The following information supplements and supersedes any information to the contrary relating to AMG Yacktman Focused Fund, AMG Yacktman Fund and AMG Yacktman Special Opportunities Fund, each a series of AMG Funds (each, a “Fund” and collectively, the “Funds”), contained in the Funds’ Prospectus and Statement of Additional Information, dated as noted above.

The Funds’ Board of Trustees approved management’s proposals to change certain fees paid by the Funds effective as of October 1, 2016. Management’s proposals are designed to implement consistent fee structures across the AMG Funds and Aston Funds complex of funds, in connection with the planned integration of the AMG Funds and Aston Funds fund families in October. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for any Fund. More information about the fee changes is provided below.

The Board approved management’s proposals to change certain fees paid by the Funds, in each case increasing the administrative fee while reducing the management fee. For AMG Yacktman Focused Fund, the management fee will be reduced from 1.00% to 0.87% of the Fund’s average daily net assets. For AMG Yacktman Fund, the management fee will be reduced from a tiered structure of 0.65% of the average daily net assets of the Fund for the first $500,000,000 of assets under management, 0.60% for the next $500,000,000, and 0.55% on amounts in excess of $1,000,000,000 to 0.52% of the average daily net assets of the Fund for the first $500,000,000 of assets under management, 0.47% for the next $500,000,000, and 0.42% on amounts in excess of $1,000,000,000. For AMG Yacktman Special Opportunities Fund, the base rate of the management fee will be reduced from 1.50% to 1.37% of average daily net assets. For each Fund, the administrative fees paid to AMG Funds LLC (“AMGF”) will increase to a flat 0.15% from a tiered structure of 0.03% of the average daily net assets of each Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.02% on amounts in excess of $500,000,000. These changes do not increase the overall fees incurred by shareholders of the Funds. AMGF will pay a portion of the management fee to each Fund’s subadvisor for its services.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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